TRADE RECEIVABLES AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2023
TRADE RECEIVABLES AND OTHER RECEIVABLES
TRADE RECEIVABLES AND OTHER RECEIVABLES

23.TRADE RECEIVABLES AND OTHER RECEIVABLES

in € thousand	12/31/2023	12/31/2022
Trade receivables	40,626	40,593
Receivables from joint ventures	1,599	2,656
Other receivables	4,807	65,589
Total trade and other receivables	47,032	108,838

Trade receivables have a residual term of less than one year. Receivables from joint ventures refer to SCHMID Avaco Korea, Co. Ltd and Schmid Energy Systems GmbH, an entity of the Arabian joint venture.

The main driver for the decrease in the other receivables is the repayment of a shareholder loan receivable (remaining balance as of December 31, 2023: €107 thousand; December 31, 2022: €65,158 thousand). Other receivables as of year end 2023 include the receivable against Christian Schmid for the Silicon bonus payment (€ 4,700 thousand).